UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2004

AVALONBAY COMMUNITIES, INC.
(Exact name of registrant as specified in charter)

MARYLAND	1-12672	77-0404318
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

2900 EISENHOWER AVENUE, SUITE 300, ALEXANDRIA, VIRGINIA 22314

(Address of principal executive offices) (Zip Code)

(703) 329-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 21, 2004, AvalonBay Communities, Inc. issued a press release announcing its financial results for the third quarter of 2004. That release referred to certain attachments with supplemental information that were available on the Company’s website. The full text of the press release, including the supplemental information and attachments referred to within the release, are furnished as Exhibit 99.1 and Exhibit 99.2 hereto.

Exhibit
Number	Title

(c) Exhibits.

99.1	Press Release of AvalonBay Communities, Inc. dated October 21, 2004, including Attachments.

99.2	Supplemental discussion of third quarter 2004 operating results (the “Full Release”) dated October 21, 2004, including Attachments.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.
Dated: October 21, 2004	By:	/s/ Thomas J. Sargeant
Thomas J. Sargeant
Chief Financial Officer

Exhibit Index

99.1	Press Release of AvalonBay Communities, Inc. dated October 21, 2004, including Attachments.

99.2	Supplemental discussion of third quarter 2004 operating results (the “Full Release”) dated October 21, 2004, including Attachments.